Notes Payable	12 Months Ended
Dec. 31, 2011
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]
7.	Notes Payable

In October 2011, the Operating Partnership closed on a $85,000,000 unsecured revolving credit facility (“Credit Facility”), which is guaranteed by the Company. Subject to customary conditions, at the Company’s option, total commitments under the Credit Facility may be increased up to an aggregate of $135,000,000. The Company intends to use borrowings under the Credit Facility for general corporate purposes, including working capital, development and acquisition activities, capital expenditures, repayment of indebtedness or other corporate activities. The Credit Facility matures on October 26, 2014, and may be extended for two-one year terms to October 2016, subject to certain conditions. Borrowings under the Credit Facility bear interest at LIBOR plus a spread of 175 to 260 basis points depending on the Company’s leverage ratio. As of December 31, 2011, $56,443,898 was outstanding under the Credit Facility bearing a weighted average interest rate of 2.18%. The Credit Facility replaced the Company’s $55 million and $5 million credit facilities. The net proceeds from the Credit Facility were used to repay outstanding indebtedness under the former $55 million and $5 million credit facilities. At December 31, 2010, $25,380,254 was outstanding under the $55 million credit facility with a weighted average interest rate of 1.26%, and $3,000,000 was outstanding under the $5 million credit facility with a weighted average interest rate of 2.50%.

The Credit Facility contains customary covenants, including financial covenants regarding debt levels, total liabilities, tangible net worth, fixed charge coverage, unencumbered borrowing base properties, permitted investments etc. The Company was in compliance with the covenant terms at December 31, 2011.